EXHIBIT 32.01
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Brent D. Lang, Chief Executive Officer of Vocera Communications, Inc. (the “Company”), and Steven J. Anheier, Chief Financial Officer of the Company, each hereby certifies that, to his knowledge:
1. The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, to which this Certification is attached as Exhibit 32.01 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
In Witness Whereof, the undersigned have set their hands hereto as of the 4th day of August 2021.

/s/ Brent D. Lang	/s/ Steven J. Anheier
Brent D. Lang	Steven J. Anheier
Chief Executive Officer	Executive Vice President and Chief Financial Officer